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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2005

                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, providing for the issuance of Asset-Backed Pass-Through Certificates, Series 2005-WF1)

                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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
         Delaware                        333-117349                             01-0791848
------------------                       ------------------                     ----------
(State or Other Jurisdiction             (Commission                            (I.R.S. Employer
of Incorporation)                        File Number)                           Identification Number)

390 Greenwich Street
New York, New York                                                              10013
------------------                                                              -----
(Address of Principal Executive Offices)                                        (Zip Code)

Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Item 2.01          Acquisition or Disposition of Assets
                   ------------------------------------

Description of the Certificates and the Mortgage Pool

         On March 7, 2005, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WF1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2005 (the "Agreement"), attached hereto as
Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the "Depositor"), CitiMortgage, Inc. as master servicer and trust administrator ("CitiMortgage"), CitiBank, N.A. as authenticating agent, certificate registrar and paying agent and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class A-5 Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class CE Certificates," the "Class P Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $415,249,873 as of March 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 3, 2005 (the "Mortgage Loan Purchase Agreement"), between the Depositor and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated March 3, 2005, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated March 3, 2005, between the Depositor and the Representative.

         The Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

      =====================================================================================================
                                                 Initial Certificate
                    Class                       Principal Balance (1)              Pass-Through Rate
                    -----                       ---------------------              -----------------
      -----------------------------------------------------------------------------------------------------
      A-1                                 $                     160,000,000.00        Variable(2)
      -----------------------------------------------------------------------------------------------------
      A-2                                 $                      91,000,000.00    4.49% per annum (2)
      -----------------------------------------------------------------------------------------------------
      A-3                                 $                      38,900,000.00    5.00% per annum (2)
      -----------------------------------------------------------------------------------------------------
      A-4                                 $                      59,349,900.00        Variable (2)
      -----------------------------------------------------------------------------------------------------
      A-5                                 $                      41,500,000.00    5.01% per annum (2)
      -----------------------------------------------------------------------------------------------------
      M-1                                 $                       9,135,600.00        Variable (2)
      -----------------------------------------------------------------------------------------------------
      M-2                                 $                       8,097,400.00        Variable (2)
      -----------------------------------------------------------------------------------------------------
      M-3                                 $                       5,190,700.00        Variable (2)
      -----------------------------------------------------------------------------------------------------
      M-4                                 $                       2,076,172.00        Variable (2)
      -----------------------------------------------------------------------------------------------------
      CE                                  $                               0.53        Variable (3)
      -----------------------------------------------------------------------------------------------------
      P                                   $                             100.00            N/A
      -----------------------------------------------------------------------------------------------------

         (1) Approximate.
         (2) Calculated as described in the Prospectus Supplement.
         (3) Calculated as set forth in the Agreement.

         The Certificates (other than the Class CE Certificates, Class P Certificates and the Class R Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated March 3, 2005, and the Prospectus Supplement, dated March 3, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

                  (a)     Not applicable

                  (b)      Not applicable

                  (c)      Exhibits




         Exhibit No.                  Description
         -----------                  -----------
         4.1                          Pooling  and  Servicing  Agreement,  dated as of March 1,  2005,  by and among
                                      Citigroup Mortgage Loan Trust Inc. as Depositor,  CitiMortgage, Inc. as Master
                                      Servicer  and  Trust   Administrator,   Citibank,   N.A.,   as  Paying  Agent,
                                      Certificate   Registrar  and  Authenticating  Agent  and  U.S.  Bank  National
                                      Association as Trustee, relating to the Series 2005-WF1 Certificates.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 24, 2005

                                             CITIGROUP MORTGAGE LOAN TRUST INC.

                                             By: /s/ Peter D. Steinmetz
                                             --------------------------
                                             Name:   Peter D. Steinmetz
                                             Title:  Vice President

                                Index to Exhibits

                                                                                                       Sequentially
    Exhibit No.                                 Description                                            Numbered Page
    -----------                                 -----------                                            -------------
        4.1           Pooling and  Servicing  Agreement,  dated as of March 1, 2005, by                  7
                      and among  Citigroup  Mortgage  Loan  Trust  Inc.  as  Depositor,
                      CitiMortgage,  Inc. as Master  Servicer and Trust  Administrator,
                      Citibank,  N.A.,  as  Paying  Agent,  Certificate  Registrar  and
                      Authenticating  Agent  and  U.S.  Bank  National  Association  as
                      Trustee, relating to the Series 2005-WF1 Certificates.



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                                   Exhibit 4.1